4G Biometrics, LLC
Financial Statements

As of September 30, 2011 and 2010 and
For the Years Then Ended

Together with Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Board of Managers
4G Biometrics, LLC

We have audited the accompanying balance sheets as of September 30, 2011 and 2010 and the related statements of operations, members’ deficit and cash flows of 4G Biometrics, LLC (the Company) for the years then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 4G Biometrics, LLC as of September 30, 2011 and 2010 and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has generated minimal profitability in 2011, has cumulative negative cash flows from operating activities, has negative working capital, and has negative equity.  These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Tanner LLC

Salt Lake City, Utah
November 21, 2012

4G BIOMETRICS, LLC
BALANCE SHEETS
AS OF SEPTEMBER 30, 2011 AND 2010

	2011	2010
Assets
Current assets:
Cash	$28,821	$2,637
Accounts receivable	21,659	-
Note receivable	2,400	-
Total current assets	52,880	2,637

Total assets	$52,880	$2,637

Liabilities and Members’ Deficit
Current liabilities:
Accounts payable	$7,646	$-
Accrued liabilities	81,802	91,293
Total current liabilities	89,448	91,293
Note payable to related party	50,000	-
Total liabilities	139,448	91,293

Commitments and contingencies (Notes 1 and 6)

Members’ deficit:
Membership units, 2,700,000 common units issued and outstanding	-	-
Members’ deficit	(86,568)	(88,656)
Total members’ deficit	(86,568)	(88,656)

Total liabilities and members’ deficit	$52,880	$2,637

See accompanying notes to financial statements.

 4G BIOMETRICS, LLC
STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

	2011	2010

Revenues	$85,098	$-
Cost of revenues	(38,869)	-
Gross margin	46,229	-

Selling, general and administrative expenses	41,641	61,366

Operating income (loss)	4,588	(61,366)

Interest expense	(2,500)	-
Net income (loss)	$2,088	$(61,366)

See accompanying notes to financial statements.

4G BIOMETRICS, LLC
STATEMENTS OF MEMBERS’ DEFICIT
FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

	Number of Membership Units	Members’ Deficit	Total Members’ Deficit

Balance as of October 1, 2009	2,700,000	$(27,290)	$(27,290)

Net loss	-	(61,366)	(61,366)

Balance as of September 30, 2010	2,700,000	(88,656)	(88,656)

Net income	-	2,088	2,088

Balance as of September 30, 2011	2,700,000	$(86,568)	$(86,568)

See accompanying notes to financial statements.

 4G BIOMETRICS, LLC
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED SEPTEMBER 30, 2011 AND 2010

	2011	2010

Cash flows from operating activities:
Net income (loss)	$2,088	$(61,366)
Adjustments to reconcile net income (loss) to net cash
(used in) provided by operating activities:
Changes in operating assets and liabilities:
Accounts receivable	(21,659)	-
Accounts payable	7,646	-
Accrued liabilities	(9,491)	64,003
Net cash (used in) provided by operating activities	(21,416)	2,637

Cash flows from investing activities:
Issuance of note receivable	(2,400)	-

Cash flows from financing activities:
Proceeds from issuance of note payable to related party	50,000	-

Net increase in cash	26,184	2,637
Cash, beginning of the year	2,637	-

Cash, end of the year	$28,821	$2,637

See accompanying notes to financial statements.

 4G BIOMETRICS, LLC
NOTES TO FINANCIAL STATEMENTS

(1)	Organization and Nature of Operations

General

4G Biometrics, LLC (the “Company” or “4G”) was organized as a limited liability company on September 22, 2009 under the laws of the state of Texas.  The Company is engaged as a distributor of diabetic testing supplies in the United States.  Subsequent to the acquisition discussed in Note 6, the Company is being operated as a wholly owned subsidiary of ActiveCare, Inc.

Going Concern

The Company has generated minimal profitability in 2011, has cumulative negative cash flows from operating activities, has negative working capital of $36,568 and has a members’ deficit of $86,568 as of September 30, 2011. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management’s plans with respect to this uncertainty include increasing the Company’s sales to diabetic patients through investing capital into additional marketing resources and reducing costs through synergistic use of resources with ActiveCare, Inc.  Additional debt or equity funding will be required.  There can be no assurance that this additional funding will be obtained or that if it is obtained, that revenues will increase rapidly enough to exceed expenses and provide the necessary cash flows to repay debts and meet the Company’s ongoing obligations.  If the Company is unable to increase cash flows from operating activities or obtain additional financing, it will be unable to continue the development of its products and may have to cease operations.

(2)	Summary of Significant Accounting Policies

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Concentration of Credit Risk

In the normal course of business, the Company provides credit terms to its customers and requires no collateral. Accordingly, the Company performs ongoing credit evaluations of its customers’ financial condition.  Based upon the Company’s analysis of each customer and the expected collectability of the related accounts receivable, no allowance for doubtful accounts has been made as of September 30, 2011 and 2010.

Two customers were responsible for the majority of the Company’s revenues for the year ended September 30, 2011. One customer accounted for 39.7%, and the other accounted for 20.1% of total revenues.  The effect of the loss of these customers would be material to the future financial performance of the Company.

Cost of revenues is generated from purchases from one vendor. Management believes that other vendors could provide similar products on comparable terms.

Cash

The Company has cash in bank accounts that, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.

 4G BIOMETRICS, LLC
NOTES TO FINANCIAL STATEMENTS
Continued
Cash (Continued)

The Company had no cash in excess of federally insured limits as of September 30, 2011 and 2010.  The Company had no cash equivalents as of September 30, 2011 and 2010.

Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables, if necessary, based on a review of all outstanding amounts on a monthly basis.  Specific reserves are estimated by management based on certain assumptions and variables, including the customer’s insurance coverage and age of the customer’s receivables.  Receivables are written off when deemed uncollectible.  Recoveries of receivables previously written off are recorded when cash is received.  A receivable is considered to be past due if any portion of the receivable balance has not been received by the Company within its normal terms.  Interest is not charged on receivables that are past due.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the product or service has been provided to the customer, the sales price is fixed or determinable, and collectability is reasonably assured. Advance billings are deferred and recognized as the related services are performed.

Income Taxes

As a limited liability company, the Company’s taxable income or loss is the responsibility of the members, therefore, no provision or liability for income taxes has been included in the accompanying financial statements.

As of September 30, 2011 and 2010, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements.  The Company’s 2011, 2010 and 2009 tax returns are open to federal and state income tax examination.

Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through November 21, 2012, which is the date the financial statements were available to be issued.

(3)	Accrued Liabilities

Accrued liabilities consisted of the following as of September 30, 2011 and 2010:

	2011	2010
Accrued member expense reimbursements	$75,807	$91,293
Other	5,995	-
	$81,802	$91,293

(4)	Capital Structure

As of September 30, 2011, outstanding membership units consisted of 2,700,000 common units.

The holders of the common units have one vote per common unit on all matters to be voted on.  There are no liquidation, dividend or conversion preferences associated with the common units.

 4G BIOMETRICS, LLC
NOTES TO FINANCIAL STATEMENTS
Continued

(5)	Note Payable to Related Party

The Company has an unsecured promissory note payable to an individual related to one of its members.  This note bears interest at an annual rate of 10% and is due April 8, 2013.

(6)	Subsequent Event

On March 8, 2012, the Company was acquired by ActiveCare, Inc. (ActiveCare).  Pursuant to the acquisition agreement, ActiveCare acquired 100 percent of the member interests of 4G.  4G is operated as a wholly owned subsidiary of ActiveCare.  As amended, the purchase price for the member interests of 4G consisted of the following:

•	$350,000 in cash;
•	The assumption of $50,000 of accounts payable and accrued liabilities;
•	160,000 shares of ActiveCare’s Series D convertible preferred stock;
•	Options for the purchase of up to 4,333,333 shares of ActiveCare’s common stock at $0.10 per share to each of the three sellers with vesting as follows:
o	Options for 433,333 shares vest when 4G has 9,300 customers;
o	Options for another 433,333 shares vest when an additional 5,000 4G customers are added, or a total of 14,300 customers;
o	Options for another 433,333 shares vest when an additional 5,000 4G customers are added, or a total of 19,300 customers; and
o	Options for another 433,333 shares vest when an additional 5,000 4G customers are added, or a total of 24,300 customers; and so forth until fully vested.

Three of 4G’s key personnel continue to manage the operations of 4G under written employment agreements.

Under the purchase method of accounting, the total purchase price has been preliminarily allocated to 4G’s assets and liabilities based on their estimated fair values as of the closing date of the acquisition. The excess of the purchase price over the identified net assets of $929,305 has been recorded as goodwill.

4G Biometrics, LLC
Condensed Financial Statements (Unaudited)

As of December 31, 2011 and September 30, 2011
And For the Three Months Ended December 31, 2011 and 2010

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4G BIOMETRICS, LLC
CONDENSED BALANCE SHEETS (UNAUDITED)
AS OF DECEMBER 31, 2011 AND SEPTEMBER 30, 2011

	December 31,	September 30,
	2011	2011
Assets
Current assets:
Cash	$8,717	$28,821
Accounts receivable	9,215	21,659
Note receivable	5,500	2,400
Total current assets	23,432	52,880

Total assets	$23,432	$52,880

Liabilities and Members’ Deficit
Current liabilities:
Accounts payable	$6,106	$7,646
Accrued liabilities	66,242	81,802
Total current liabilities	72,348	139,448
Note payable to related party	50,000	50,000
Total liabilities	122,348	139,448

Commitments and contingencies (Notes 1 and 6)

Members’ deficit:
Membership units, 2,700,000 common units outstanding	-	-
Members’ deficit	(98,916)	(86,568)
Total members’ deficit	(98,916)	(86,568)

Total liabilities and members’ deficit	$23,432	$52,880

See accompanying notes to condensed financial statements.

3

 4G BIOMETRICS, LLC
CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010

Revenues	$19,428	$3,779
Cost of revenues	(9,623)	(195)
Gross margin	9,805	3,584

Selling, general and administrative expenses	20,903	14,703

Operating loss	(11,098)	(11,119)
Interest expense	(1,250)	-
Net loss	$(12,348)	$(11,119)

See accompanying notes to condensed financial statements.

4

 4G BIOMETRICS, LLC
CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2011 AND 2010

	2011	2010

Cash flows from operating activities:
Net loss	$(12,348)	$(11,119)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Changes in operating assets and liabilities:
Accounts receivable	12,444	-
Accounts payable	(1,540)	-
Accrued liabilities	(15,560)	13,617

Net cash (used in) provided by operating activities	(17,004)	2,498

Cash flows from investing activities:

Issuance of note receivable	(3,100)	-

Net (decrease) increase in cash	(20,104)	2,498

Cash, beginning of the period	28,821	2,637

Cash, end of the period	$8,717	$5,135

See accompanying notes to condensed financial statements.

5

 4G BIOMETRICS, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

(1)	Organization and Nature of Operations

General

4G Biometrics, LLC (the “Company” or “4G”) was organized as a limited liability company on September 22, 2009 under the laws of the state of Texas.  The Company is engaged as a distributor of diabetic testing supplies in the United States.  Subsequent to the acquisition discussed in Note 6, the Company is being operated as a wholly owned subsidiary of ActiveCare, Inc.

Going Concern

The Company has not generated profitability in the periods presented, has cumulative negative cash flows from operating activities, and has negative working capital of $48,916 and $36,568 and members’ deficits of $98,916 and $86,568 as of December 31, 2011 and September 30, 2011, respectively. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Management’s plans with respect to this uncertainty include increasing the Company’s sales to diabetic patients through investing capital into additional marketing resources and reducing costs through synergistic use of resources with ActiveCare, Inc.  Additional debt or equity financing will be required.  There can be no assurance that this additional funding will be obtained or that if it is obtained, that revenues will increase rapidly enough to exceed expenses and provide the necessary cash flows to repay debts and meet the Company’s ongoing obligations.  If the Company is unable to increase cash flows from operating activities or obtain additional financing, it will be unable to continue the development of its products and may have to cease operations.

(2)	Summary of Significant Accounting Policies

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Concentration of Credit Risk

In the normal course of business, the Company provides credit terms to its customers and requires no collateral. Accordingly, the Company performs ongoing credit evaluations of its customers’ financial condition.  Based upon the Company’s analysis of each customer and the expected collectability of the related accounts receivable, no allowance for doubtful accounts has been made of as December 31, 2011 and September 30, 2011.

Three customers were responsible for the majority of the Company’s revenues for the three months ended December 31, 2011. These customers each accounted for 21.6%, 19.8% and 18.2% of total revenues.  The effect of the loss of these customers would be material to the future financial performance of the Company.

Cost of revenues is primarily generated from purchases from one vendor. Management believes that other vendors could provide similar products on comparable terms.

Cash

The Company has cash in bank accounts that, at times, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.

6

 4G BIOMETRICS, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
Continued
Cash (Continued)

The Company had no cash in excess of federally insured limits as of December 31, 2011 and September 30, 2011.

Accounts Receivable

Accounts receivable are carried at original invoice amount less an estimate made for doubtful receivables, if necessary, based on a review of all outstanding amounts on a monthly basis.  Specific reserves are estimated by management based on certain assumptions and variables, including the customer’s insurance coverage and age of the customer’s receivables.  Receivables are written off when deemed uncollectible.  Recoveries of receivables previously written off are recorded when cash is received.  A receivable is considered to be past due if any portion of the receivable balance has not been received by the Company within its normal terms.  Interest is not charged on receivables that are past due.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the product or service has been provided to the customer, the sales price is fixed or determinable, and collectability is reasonably assured. Advance billings are deferred and recognized as the related services are performed.

Income Taxes

As a limited liability company, the Company’s taxable income or loss is the responsibility of the members, therefore, no provision or liability for income taxes has been included in the accompanying financial statements.

As of December 31, 2011 and September 30, 2011, the Company had no uncertain tax positions that qualify for either recognition or disclosure in the financial statements.  The Company’s 2011, 2010 and 2009 tax returns are open to federal and state income tax examination.

Subsequent Events

Management has evaluated events and transactions for potential recognition or disclosure through November 21, 2012, which is the date the financial statements were available to be issued.

(3)	Accrued Liabilities

Accrued liabilities consisted of the following as of December 31, 2011 and September 30, 2011:

	December 31,	September 30,
	2011	2011
Accrued member expense reimbursements	$62,492	$75,807
Other	3,750	5,995
	$66,242	$81,802

(4)	Capital Structure

As of December 31, 2011, outstanding membership units consisted of 2,700,000 common units.

The holders of the common units have one vote per common unit on all matters to be voted on.  There are no liquidation, dividend or conversion preferences associated with the common units.

7

 4G BIOMETRICS, LLC
NOTES TO CONDENSED FINANCIAL STATEMENTS
Continued

(5)	Note Payable to Related Party

The Company has an unsecured promissory note payable to an individual related to one of its members.  This note bears interest at an annual rate of 10% and is due April 8, 2013.

(6)	Subsequent Event

On March 8, 2012, the Company was acquired by ActiveCare, Inc. (ActiveCare).  Pursuant to the acquisition agreement, ActiveCare acquired 100 percent of the member interests of 4G.  4G is operated as a wholly owned subsidiary of ActiveCare.  As amended, the purchase price for the member interests of 4G consisted of the following:

•	$350,000 in cash ;
•	The assumption of $50,000 of accounts payable and accrued liabilities;
•	160,000 shares of ActiveCare’s Series D convertible preferred stock;
•	Options for the purchase of up to 4,333,333 shares of ActiveCare’s common stock at $0.10 per share to each of the three sellers with vesting as follows:
o	Options for 433,333 shares vest when 4G has 9,300 customers;
o	Options for another 433,333 shares vest when an additional 5,000 4G customers are added, or a total of 14,300 customers;
o	Options for another 433,333 shares vest when an additional 5,000 4G customers are added, or a total of 19,300 customers; and
o	Options for another 433,333 shares vest when an additional 5,000 4G customers are added, or a total of 24,300 customers; and so forth until fully vested.

Three of 4G’s key personnel continue to manage the operations of 4G under written employment agreements.

Under the purchase method of accounting, the total purchase price has been preliminarily allocated to 4G’s assets and liabilities based on their estimated fair values as of the closing date of the acquisition. The excess of the purchase price over the identified net assets of $929,305 has been recorded as goodwill.

8

ACTIVECARE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements are presented to give effect to the purchase by ActiveCare, Inc. (“ActiveCare” or the “Company”) of 4G Biometrics, LLC (“4G”) on March 8, 2012. The pro forma information was prepared based on the historical financial statements of ActiveCare and 4G.

The unaudited pro forma condensed combined balance sheet as of December 31, 2011 has not been included in this filing as the acquisition is already reflected in ActiveCare’s balance sheet as of March 31, 2012 and June 30, 2012 in the respective Form 10-Q filings.

The unaudited pro forma condensed combined statements of operations for the fiscal year ended September 30, 2011 and the three months ended December 31, 2011 combine the results of operations of ActiveCare and 4G as if the acquisition had occurred on October 1, 2010 and were carried forward through each of the aforementioned periods presented.

The unaudited pro forma condensed combined statements of operations have been prepared for illustrative purposes only and are not intended to represent or be indicative of the results of operations in future periods or the results that actually would have been achieved had ActiveCare and 4G been a combined company during the respective periods presented.

These unaudited pro forma condensed combined statements of operations should be read in conjunction with ActiveCare’s historical financial statements and related notes included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and Form 10-Q for the three months ended December 31, 2011, as well as 4G’s historical financial statements and related notes for the years ended September 30, 2011 and 2010, and for the three months ended December 31, 2011 and 2010, which are included in this Form 8-K.

1

ACTIVECARE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2011

	ActiveCare	4-G	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Combined

Revenues:
Care services	$61,888	$19,428	$-		$81,316
Reagents	107,280	-	-		107,280

Total revenues	169,168	19,428	-		188,596

Cost of revenues:
Care services	159,813	9,623	-		169,436
Reagents	98,676	-	-		98,676

Total cost of revenues	258,489	9,623	-		268,112

Gross profit (loss)	(89,321)	9,805	-		(79,516)

Operating expenses:
Selling, general and administrative (including $3,365,023 of ActiveCare
non cash compensation expense)	3,958,916	20,903	13,837	(Note 2)	3,993,656
Product development and research	20,691	-	-		20,691

Total operating expenses	3,979,607	20,903	13,837		4,014,347

Loss from operations	(4,068,928)	(11,098)	(13,837)		(4,093,863)

Other income (expense):
Interest expense (including $67,538 of ActiveCare non cash expense)	(90,626)	(1,250)	-		(91,876)
Interest income	80	-	-		80

Total other expense	(90,546)	(1,250)	-		(91,796)

Net loss	$(4,159,474)	$(12,348)	$(13,837)		$(4,185,659)

Net loss per common share - basic and diluted	$(0.10)	$-	$-		$(0.11)

Weighted average common shares - basic and diluted	39,716,000	-	-		39,716,000

See notes to unaudited pro forma condensed combined financial statements.

2

ACTIVECARE, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2011

	ActiveCare	4-G	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Combined

Revenues:
Care services	$333,902	$85,098	$-		$419,000
Reagents	437,489	-	-		437,489

Total revenues	771,391	85,098	-		856,489

Cost of revenues:
Care services	685,729	38,869	-		724,598
Reagents	369,392	-			369,392

Total cost of revenues	1,055,121	38,869	-		1,093,990

Gross profit (loss)	(283,730)	46,229	-		(237,501)

Operating expenses:
Selling, general and administrative (including $4,232,450 of ActiveCare
non cash compensation expense)	6,958,693	41,641	55,348	(Note 2)	7,055,682
Product development and research	321,245	-	-		321,245

Total operating expenses	7,279,938	41,641	55,348		7,376,927

(Loss) income from operations	(7,563,668)	4,588	(55,348)		(7,614,428)

Other income (expense):
Interest expense (including $306,015 of ActiveCare non cash expense)	(334,706)	(2,500)	-		(337,206)
Loss on disposal of equipment	(6,193)	-	-		(6,193)
Interest income	782	-	-		782
Impairment of investment	(50,000)	-	-		(50,000)
Gain on accounts payable forgiveness	55,072	-	-		55,072

Total other expense	(335,045)	(2,500)	-		(337,545)

Net (loss) income	$(7,898,713)	$2,088	$(55,348)		$(7,951,973)

Net loss per common share - basic and diluted	$(0.27)	$-	$-		$(0.27)

Weighted average common shares - basic and diluted	28,974,350	-	-		28,974,350

See notes to unaudited pro forma condensed combined financial statements.

3

ACTIVECARE, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma condensed combined statements of operations for the fiscal year ended September 30, 2011 and the three months ended December 31, 2011, combine the results of operations of ActiveCare, Inc. ("ActiveCare") and 4G Biometrics, LLC ("4G") if the acquisition had occurred on October 1, 2010 and were carried forward through each of the aforementioned periods presented.

1. Acquisition of 4G

On March 8, 2012, ActiveCare acquired 4G. Pursuant to the acquisition agreement, ActiveCare acquired 100 percent of the member interests of 4G and 4G is operated as a wholly owned subsidiary of ActiveCare. As amended, the purchase price for the member interests of 4G was comprised as follows:

•	$350,000 in cash;
•	The assumption of $50,000 of accounts payable and accrued liabilities;
•	160,000 shares of ActiveCare’s Series D convertible preferred stock;
•	Options for the purchase of up to 4,333,333 shares of ActiveCare’s common stock at $0.10 per share to each of the three sellers with vesting as follows:
o	Options for 433,333 shares vest when 4G has 9,300 customers;
o	Options for another 433,333 shares vest when an additional 5,000 4G customers are added, or a total of 14,300 customers;
o	Options for another 433,333 shares vest when an additional 5,000 4G customers are added, or a total of 19,300 customers; and
o	Options for another 433,333 shares vest when an additional 5,000 4G customers are added, or a total of 24,300 customers; and so forth until fully vested.

Three of the 4G's key personnel continue to manage the operations of 4G under written employment agreements.

Under the purchase method of accounting, the total purchase price was allocated to 4G’s intangible assets based on their estimated fair values as of the closing date of the acquisition. The excess of the purchase price over intangible assets was recorded as goodwill.

The preliminary purchase price for 4G reflects total consideration transferred of $1,040,000, which has been preliminarily allocated as $929,305 of goodwill and $110,695 of acquired customer contracts. The acquired customer contracts are being amortized over two years.

The fair value of the assets acquired and the liabilities assumed were measured based on significant inputs that are not observable in the market and are considered Level 3 fair value inputs. The preliminary fair values of the assets acquired, liabilities assumed and goodwill were as follows:

CustCustomer contracts	$110,695
Accounts payable and accrued liabilities assumed	(50,000)
Fair value of net assets acquired	60,695

Fair value of consideration given	868,610

Goodwill	$929,305

2. Pro forma adjustments

The pro forma adjustments reflect the recording of the amortization of customer contracts over their estimated useful lives of 2 years.

4